UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

GARMIN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Mühlentalstrasse 2

8200 Schaffhausen

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 52 630 1600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	GRMN	The Nasdaq Stock Market

Item 1.01.	Entry into a Material Definitive Agreement

On June 7, 2019, Garmin Ltd. (“the Company”) entered into a Director and Officer Indemnification Agreement (the “Indemnification Agreement”) with Catherine A. Lewis (the “Indemnitee”) following her election to the Board of Directors.

The Indemnification Agreement provides, among other things, that, subject to the limitations and procedures set forth in the Indemnification Agreement, if an Indemnitee was or is a party or is threatened to be made a party to, or a witness of, or is otherwise involved in any Proceeding (as defined in the Indemnification Agreement) by reason of the fact that the Indemnitee is or was or has agreed to serve as a director or officer of the Company, or is or was serving at the Company's request as a director, officer, employee or agent of any Other Enterprise (as defined in the Indemnification Agreement), or by reason of any action taken or alleged to have been taken, or omitted to be taken or alleged to be omitted to be taken, in such capacity, then the Company shall indemnify, defend and hold harmless the Indemnitee to the full extent permitted by the laws of Switzerland from and against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with the Proceeding.

The Indemnification Agreement also sets forth (i) terms and conditions on which expenses incurred by an Indemnitee in defending a Proceeding shall be paid by the Company to the Indemnitee in advance of the final disposition of such Proceeding, and (ii) terms and conditions regarding the Company’s obligation to maintain director and officer liability insurance policies that provide each Indemnitee with substantially the same rights and benefits as the Company’s current director and officer liability insurance policies.

The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement, the form of which was attached as Exhibit 10.1 to the Company’s Form 8-K filed on August 8, 2014 and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        Effective as of June 7, 2019, Garmin Ltd. (“Garmin”) amended and restated the Garmin Ltd. 2005 Equity Incentive Plan (the “Equity Incentive Plan”) to increase the number of shares authorized for issuance under the Plan that may be delivered as Restricted Shares or pursuant to Performance Units or Restricted Stock Units from 6,000,000 to 10,000,000. A copy of the Equity Incentive Plan, as amended and restated, is filed herewith as Exhibit 10.1 and is incorporated herein by reference, and the foregoing summary of the Equity Incentive Plan is qualified in its entirety by reference to such exhibit.

Effective as of June 7, 2019, Garmin Ltd. (“Garmin”) amended and restated the Garmin Ltd. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to increase the number of shares reserved for sale and authorized for issuance under the Employee Stock Purchase Plan from 6,000,000 to 8,000,000. A copy of the Employee Stock Purchase Plan, as amended and restated, is filed herewith as Exhibit 10.2 and is incorporated herein by reference, and the foregoing summary of the Employee Stock Purchase Plan is qualified in its entirety by reference to such exhibit.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 7, 2019, Garmin Ltd. (“Garmin”) held its annual general meeting of shareholders. At the annual general meeting, the shareholders: (i) approved Garmin’s 2018 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 29, 2018 and the statutory financial statements of Garmin for the fiscal year ended December 29, 2018; (ii) approved the appropriation of available earnings; (iii) approved the payment of a cash dividend in the aggregate amount of $2.28 per share out of Garmin’s reserve from capital contribution in four equal installments; (iv) discharged the members of Garmin’s Board of Directors and the members of Executive Management from liability for the fiscal year ended December 29, 2018; (v) re-elected Jonathan C. Burrell, Joseph, J. Hartnett, Min H. Kao, Charles W. Peffer and Clifton A. Pemble and elected Catherine A. Lewis as directors of Garmin for a term extending until completion of the 2020 annual general meeting of shareholders; (vi) re-elected Min H. Kao as Executive Chairman of the Board of Directors for a term extending until completion of the 2020 annual general meeting of shareholders; (vii) re-elected Jonathan C. Burrell, Joseph, J. Hartnett and Charles W. Peffer and elected Catherine A. Lewis as members of Garmin’s Compensation Committee for a term extending until completion of the 2020 annual general meeting of shareholders; (viii) elected the law firm of Wuersch & Gering LLP as Independent Proxy for a term extending until completion of the 2020 annual general meeting of shareholders; (ix) ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2019 fiscal year and re-elected Ernst & Young Ltd. as Garmin’s statutory auditor for another one-year term; (x) approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2019 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission; (xi) approved a binding vote to approve the Fiscal Year 2020 maximum aggregate compensation for Garmin’s Executive Management; (xii) approved a binding vote to approve the maximum aggregate compensation for Garmin’s Board of Directors for the period between the 2019 Annual General Meeting and the 2020 Annual General Meeting; (xiii) approved an amendment to the Garmin Ltd. Employee Stock Purchase Plan to increase the number of shares authorized for issuance under the Plan from 6,000,000 to 8,000,000; and (xiv) approved an amendment to the Garmin Ltd. 2005 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan that may be delivered as Restricted Shares or pursuant to Performance Units or Restricted Stock Units from 6,000,000 to 10,000,000.

The tabulation of votes with respect to the re-election of five directors and the election of one new director was as follows:

	For	Against	Abstain	Not Voted
Jonathan C. Burrell	120,588,958	11,072,533	90,479	22,395,532
Joseph H. Hartnett	130,688,160	1,016,624	47,177	22,395,532
Min H. Kao	130,061,233	1,608,100	82,628	22,395,532
Catherine A. Lewis	131,517,276	181,138	53,546	22,395,532
Charles W. Peffer	125,088,494	6,575,149	88,318	22,395,532
Clifton A. Pemble	113,233,043	18,426,047	92,871	22,395,532

The tabulation of votes with respect to the re-election of three members and the election of one new member of the Compensation Committee was as follows:

	For	Against	Abstain	Not Voted
Jonathan C. Burrell	123,764,211	7,926,049	61,701	22,395,532
Joseph H. Hartnett	131,209,668	478,658	63,636	22,395,532
Catherine A. Lewis	131,568,094	114,182	69,685	22,395,532
Charles W. Peffer	123,880,444	7,806,148	65,370	22,395,532

The shareholders approved Garmin’s 2018 Annual Report, including the consolidated financial statements for the fiscal year ended December 29, 2018 and the statutory financial statements for the fiscal year ended December 29, 2018. The tabulation of votes on this matter was as follows: 153,551,159 votes for; 205,684 votes against; 390,650 abstentions; and 0 non-votes.

The shareholders approved the appropriation of available earnings. The tabulation of votes on this matter was as follows: 153,712,354 votes for; 158,801 votes against; 276,338 abstentions; and 0 non-votes.

The shareholders approved the payment of a cash dividend in the aggregate amount of $2.28 per share out of Garmin’s reserve from capital contribution in four equal installments. The tabulation of votes on this matter was as follows: 153,921,245 votes for; 65,782 votes against; 160,466 abstentions; and 0 non-votes.

The shareholders discharged the members of Garmin’s Board of Directors and the members of Garmin’s Executive Management from liability for the fiscal year ended December 29, 2018. The tabulation of votes on this matter was as follows: 103,444,590 votes for; 784,493 votes against; 27,522,878 abstentions; and 22,395,532 non-votes.

The shareholders re-elected Min H. Kao as Executive Chairman of the Board of Directors for a term extending until completion of the 2020 annual general meeting of shareholders. The tabulation of votes on this matter was as follows: 123,168,517 votes for; 8,537,891 votes against; 45,553 abstentions; and 22,395,532 non-votes.

The shareholders elected the law firm of Wuersch & Gering LLP as Independent Proxy for a term extending until completion of the 2020 annual general meeting of shareholders. The tabulation of votes on this matter was as follows: 153,536,119 votes for; 304,634 votes against; 306,740 abstentions; and 0 non-votes.

The shareholders ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2019 fiscal year and elected Ernst & Young Ltd. as Garmin’s statutory auditor for another one-year term. The tabulation of votes on this matter was as follows: 151,009,031 votes for; 2,997,216 votes against; 141,246 abstentions; and 0 non-votes.

The shareholders approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2019 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission. The tabulation of votes on this matter was as follows: 127,550,162 votes for; 4,086,276 votes against; 115,524 abstentions; and 22,395,532 non-votes.

The shareholders approved a binding vote to approve the Fiscal Year 2019 maximum aggregate compensation for Garmin’s Executive Management. The tabulation of votes on this matter was as follows: 129,233,583 votes for; 2,190,652 votes against; 327,727 abstentions; and 22,395,532 non-votes.

The shareholders approved a binding vote to approve the maximum aggregate compensation for Garmin’s Board of Directors for the period between the 2019 Annual General Meeting and the 2020 Annual General Meeting. The tabulation of votes on this matter was as follows: 131,254,495 votes for; 170,904 votes against; 326,563 abstentions; and 22,395,532 non-votes.

The shareholders approved an amendment to the Garmin Ltd. Employee Stock Purchase Plan to increase the number of shares authorized for issuance under the Plan from 6,000,000 to 8,000,000. The tabulation of votes on this matter was as follows: 131,341,469 votes for; 343,596 votes against; 66,895 abstentions; and 22,395,532 non-votes.

The shareholders approved an amendment to the Garmin Ltd. 2005 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan that may be delivered as Restricted Shares or pursuant to Performance Units or Restricted Stock Units from 6,000,000 to 10,000,000. The tabulation of votes on this matter was as follows: 128,353,162 votes for; 3,308,345 votes against; 90,453 abstentions; and 22,395,532 non-votes.

Item 8.01.	Other Events

On June 7, 2019, Garmin issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that its shareholders have approved a cash dividend in the amount of $2.28 per share out of Garmin’s reserve from capital contribution payable in four equal installments on dates to be determined by the Board of Directors in its discretion. The Board has determined that the first installment of $0.57 will be payable on June 28, 2019 to shareholders of record on June 17, 2019. The Board currently expects that the dividend payment and record dates for the remaining three installments will be as follows: $0.57 on September 30, 2019 to shareholders of record on September 16, 2019, $0.57 on December 31, 2019 to shareholders of record on December 16, 2019 and $0.57 on March 31, 2020 to shareholders of record on March 16, 2020.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
10.1	Garmin Ltd. 2005 Equity Incentive Plan, as Amended and Restated on June 7, 2019
10.2	Garmin Ltd. Employee Stock Purchase Plan, as Amended and Restated on June 7, 2019
10.3	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on August 8, 2014)
99.1	Press Release dated June 7, 2019 (furnished pursuant to Item 8.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: June 7, 2019	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Garmin Ltd. 2005 Equity Incentive Plan, as Amended and Restated on June 7, 2019
10.2	Garmin Ltd. Employee Stock Purchase Plan, as Amended and Restated on June 7, 2019
10.3	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on August 8, 2014)
99.1	Press Release dated June 7, 2019 (furnished pursuant to Item 8.01)